UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 10, 2011

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51582	56-2542838
(State of incorporation	(Commission File Number)	(IRS Employer
or organization)		Identification No.)

9 GREENWAY PLAZA, SUITE 2200
HOUSTON, TEXAS	77046
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (713) 350-5100
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Adoption of Compensatory Plan
          At the Annual Meeting of the Stockholders (the “Annual Meeting”) of Hercules Offshore, Inc. (the “Company”) held on May 10, 2011, the Company’s stockholders approved the Amended and Restated Hercules Offshore 2004 Long-Term Incentive Plan (the “Amended LTIP”) and awards granted to the NEOs thereunder. The Amended LTIP was amended to increase the maximum shares authorized to be issued thereunder by 5 million shares for a total of 15.25 million shares authorized to be issued under the Amended LTIP. The Amended LTIP was approved by the Company’s Compensation Committee and adopted by the Board of Directors, and was approved by stockholders at the Annual Meeting.
          The Amended LTIP provides for grants in the form of stock options, restricted stock, performance stock awards and other stock-based awards. No more than 15.25 million shares in aggregate may be issued under the Amended LTIP, subject to other limitations on certain types of awards. The Amended LTIP is administered by the Compensation Committee of the Board of Directors.
          The Amended LTIP and awards granted to the NEOs thereunder are described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 25, 2011. The description of the Amended LTIP set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     The Company held its Annual Meeting on May 10, 2011. Only holders of the Company’s common stock at the close of business on March 14, 2011 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 116,604,364 shares of common stock outstanding and entitled to vote. A total of 99,889,071 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.
     Set forth below are the final results of voting on each of the matters submitted to a vote at the Annual Meeting.
     1. Stockholders elected each of the three Class III Director nominees for three-year terms as follows:

			Broker Non-
	For	Withheld	Votes
Thomas N. Amonett	41,697,478	23,071,092	35,120,501
Thomas J. Madonna	42,062,920	22,705,650	35,120,501
F. Gardner Parker	35,337,890	29,430,680	35,120,501
     2. Stockholders of a majority of shares voted against approval, on an advisory basis, of the compensation of the Company’s named executive officers disclosed in the Company’s 2011 proxy statement, as follows:

For	Against	Abstentions	Broker Non-Votes
24,896,201	35,870,743	4,001,626	35,120,501
     3. Stockholders recommended, on an advisory basis, an annual advisory vote on executive compensation, as follows:

1 Year	2 Years	3 Years	Abstentions
53,107,223	267,371	7,598,074	3,795,902

Based on these voting results and the recommendation of the Company’s Board of Directors, the Company will hold an advisory vote on executive compensation annually until the next advisory vote on the frequency of executive compensation vote is held as required under SEC rules.
     4. Stockholders approved the Amended and Restated Hercules Offshore 2004 Long-Term Incentive Plan, as follows:

For	Against	Abstentions	Broker Non-Votes
57,547,363	3,386,572	3,834,635	35,120,501
     5. Stockholders ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011, as follows:

For	Against	Abstentions
94,686,351	1,738,454	3,464,266
Item 7.01 Regulation FD Disclosure.
On May 16, 2011, the Company issued a press release, which is incorporated by reference and furnished under this Item 7.01.
Item 8.01 Other Events.
Sale of Delta Towing
On May 13, 2011, the Company and its wholly owned subsidiary, Delta Towing LLC (“Delta Towing”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Crosby Marine Transportation, LLC (“Crosby Marine”), pursuant to which Delta Towing sold to Crosby Marine, and Crosby Marine acquired from Delta Towing, substantially all of Delta Towing’s assets and certain liabilities for aggregate consideration of $30 million in cash. In addition, the Company retained the working capital of the business, which was valued at approximately $6.3 million, as of April 30, 2011. As a result of this sale, the Company expects to record a non-cash impairment charge of approximately $13 million during the second quarter of 2011 related to the write-down of the Delta assets included in the sale to fair value less costs to sell.
Rig 3 Importation
On May 16, 2011, the Company, through its wholly-owned subsidiary, TODCO Mexico, Inc. initiated the permanent importation of Rig 3 and related equipment and spares into Mexico, at a net cost of approximately $8 million. The net cost consists of a cash payment of approximately $13 million, including approximately $5 million of value added tax (“VAT”), which the Company expects to fully recover as provided by Mexican law. The Company believes the permanent importation of Rig 3 will allow the Company to participate in multi-year contracting opportunities, in addition to offering other strategic benefits. Rig 3 is currently operating under a contract with PEMEX Exploración y Producción.
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are subject to a number of risks, uncertainties and assumptions, including activity levels, the terms of our contracts and factors described in Hercules Offshore’s most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at http://www.sec.gov or the Company’s website at http://www.herculesoffshore.com. Hercules Offshore cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1	Amended and Restated Hercules Offshore 2004 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 25, 2011 (File No. 0-51582)).

99.1	Press release dated May 16, 2011.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: May 16, 2011	By:	/s/ Stephen M. Butz
Stephen M. Butz
Senior Vice President and Chief Financial Officer

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